Exhibit 99.2

logy. 2U,Inc.to Acquire Tri April 8, 2019

Forward Looking Statements. This presentation contains "forward-looking statements" within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of1995 concerning 2U, Trilogy, the mergers and other matters. In some cases, you can identify forward-looking statements by the words "may," "might," "will," "could," "would," "should," "expect," "intend," "plan," "objective," "anticipate," "believe," "estimate," "predict," "project," "potential," "continue" and "ongoing," or the negative of these terms, or other comparable terminology intended to identify statements about the future. Examples of forward-looking statements include, among others, statements we make regarding the mergers, future results ofthe operations and financial position of 2U, including financial targets, business strategy, and plans and objectives for future operations, are forward-looking statements. 2U has based these forward-looking statements largely on its estimates of its financial results and its current expectations and projections about future events and financial trends that it believes may affect its financial condition, results of operations, business strategy, short term and long-term business operations and objectives, and financial needs as of the date of this press release. We undertake no obligation to update these statements as a result of new information or future events. These forward-looking statements are subject to a number of risks, uncertainties and assumptions that could cause actual results to differ materially from the results predicted, including, risks related to the mergers, including failure to obtain applicable regulatory approvals in a timely manner or at all, integration risks and failure to achieve the anticipated benefits of the mergers, trends in the higher education market and the market for online education, and expectations for growth in those markets; the acceptance, adoption and growth of online learning by colleges and universities, faculty, students, employers, accreditors and state and federal licensing bodies; our ability to comply with evolving regulations and legal obligations related to data privacy, data protection and information security; our expectations about the potential benefits of our cloud-based software-as-a-service, or SaaS, technology and technology-enabled services to university clients and students; our dependence on third parties to provide certain technological services or components used in our platform; our ability to meet the anticipated launch dates of our graduate programs and short courses; our expectations about the predictability, visibility and recurring nature of our business model; our ability to acquire new university clients and expand our graduate programs and short courses with existing university clients; our ability to successfully integrate the operations of Get Educated International Proprietary Limited, or GetSmarter, achieve the expected benefits of the acquisition and manage, expand and grow the combined company; our ability to execute our growth strategy in the international, undergraduate and non-degree alternative markets; our ability to continue to acquire prospective students for our graduate programs and short courses; our ability to affect or increase student retention in our graduate programs; our ability to attract, hire and retain qualified employees; our expectations about the scalability of our cloud-based platform; our expectations regarding future expenses in relation to future revenue; potential changes in regulations applicable to us or our university clients; and our expectations regarding the amount oftime our cash balances and other available financial resources will be sufficient to fund our operations. These and other potential risks and uncertainties that could cause actual results to differ from the results predicted are more fully detailed under the heading "Risk Factors" in our Annual Report on Form 10-K for the year ended December 31, 2018 and other reports filed with the Securities and Exchange Commission. Moreover, 2U operates in a very competitive and rapidly changing environment. New risks emerge from time to time. It is not possible for 2U management to predict all risks, nor can 2U assess the impact of all factors on its business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements 2U may make. In light of these risks, uncertainties and assumptions, the forward-looking events and circumstances discussed in this presentation may not occur and actual results could differ materially and adversely from those anticipated. This presentation shall neither constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction.

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GRADU IFS

Trilogy Delivers a Unique Benefit to Stakeholders Through Access and Connectivity • • Relevant, marketable skills Higher earning potential t • Market relevance • Enrollment growth • Reskilling Insights and Data [i':l Technology Vendors Training Companies Standard Organizations Staffing Companies

Proprietary IP Market-driven course content, learning events and professional proficiency data capture SaaS End-to-end software solution delivers a consistent, seamless experience (marketing, content, delivery, assessment) t/ Comprehensive, turn-key solution t/ Rapid instance deployment t/ Scalable and replicable Data Analytics Continuous capture and analysis of learning and proficiency events to maximize efficacy and continuously improve content I experience

Cutting-edge technical skills to meet growing working needs.

Curriculum informed by market demand – ensuring students gain the most relevant and sought-after skills.


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Market-Driven Curriculum Driven by the World's Leading Technology Innovators
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Coding
Full stack, project-based web development program beginning with target jobs in mind
Data Analytics
Provides students with the knowledge, skills and expertise to turn big data into big answers
UX / UI
Designed to teach students the three central components of UX / UI – interface design, experience research and front-end programming
Cybersecurity
Seeks to create well rounded entry level professionals with the knowledge, skills, and abilities to tackle cybersecurity issues at scale in large enterprises
Key Opportunities Post Degree
Full stack developer
Software developer
Front-end web developer
Technical business analyst
Data analyst
SQL developer
Business intelligence analyst
Software engineer
UI developer
UX designer
Front-end developer
Product manager
Cybersecurity analyst
System security administrator
Cybersecurity consultant
Information assurance specialist

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Strategic Rationale.

Acquiring Trilogy, the market leader in powering technical boot camps for universities, will immediately accelerate 2U's growth and create new growth opportunities for the combined company.

—Expands 2U client portfolio from 36 to 68 university partners, creating cross-selling opportunities to both universities and students

—Increases technical educational offerings and incorporates new technical subject competency into 2U

—Adds critical offerings along the Career Curriculum Continuum product roadmap

- Comprehensive boot camp offering for technical and other subjects
- Technical content for new short courses and professional certificates

—Expands enterprise channel opportunity for 2U

—"Future proofs" the degree by allowing technical competencies to be embedded directly into premium degree offerings

- UNC Kenan-Flagler Business School plans to integrate Trilogy's dynamic coding curriculum into the MBA@UNC program

—Leverages 2U's proven ability to scale online offerings to Trilogy's core product set

—Creates additional marketing leverage across the 2U portfolio of offerings

—Scales hybrid experiences capability and technical know-how

—Adds Trilogy's outstanding leadership and team to 2U

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Partner of choice to top global universities.

2U

- American University
- Arcadia University
- Baylor
- University of Cape Town
- University of Cambridge
- The University of Chicago Graham School
- University of Dayton
- Emerson College
- Fordham
- Georgetown University
- UCL
- LSE The London School of Economics and Political Science
- MIT Massachusetts Institute of Technology
- NYU Steinhardt
- University of Oxford Saïd Business School
- Pepperdine University
- Simmons University
- USB Executive Development
- Syracuse University
- Tufts
- University of the Witwatersrand, Johannesburg
- Yale
- Berkeley University of California
- UC Berkeley Extension
- UC Davis University of California
- UC Davis Continuing and Professional Education
- University of Denver
- University of Denver University College
- Harvard Business Analytics Program
- Harvard Extension School
- SMU
- SMU
- USC University of Southern California
- USC Viterbi School of Engineering
- Washington University in St. Louis
- Case Western Reserve University
- The George Washington University
- EGADE Business School Tecnológico de Monterrey
- The University of North Carolina at Chapel Hill
- Northwestern University
- Rice
- Vanderbilt University
- W Professional & Continuing Education University of Washington
- Continuing and Professional Education
- Georgia Tech Professional Education
- UCI Division of Continuing Education
- UCLA Extension
- UCR Extension
- UC San Diego Extension
- UCF
- Columbia Engineering
- UConn School of Engineering
- ESMT Berlin
- University of Birmingham
- KU The University of Kansas
- University of Oregon
- Manchester 1824 The University of Manchester
- Michigan State University
- University of Minnesota Driven to Discover
- Monash University
- University of New Hampshire
- UNC Charlotte Continuing Education
- Penn
- Richmond School of Professional & Continuing Studies
- Rutgers Bootcamps
- The University of Sydney
- UTSA The University of Texas at San Antonio
- University of Toronto
- U Professional Education
- The University of Adelaide
- The University of Western Australia
- UW Extension

As of 4/8/19

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Financial Impact. $135M Revenue We expect Trilogy to generate $135 million in FY'19.* We expect Trilogy's revenue to be accretive to 2U's long-term revenue growth expectations. Adjusted EBITDA We expect Trilogy to be accretive to adjusted EBITDA margin beginning in 2020. FY'16 FY'17 FY'18 FY'19 Trilogy Historical and Projected FY'19 Revenue *The portion of Trilogy's expected FY'19 revenue that will be recognized by 2U is dependent on the exact closing date, certain purchase price accounting adjustments, and other factors. $97M $39M $8M rl